                                                                  EXHIBIT 99-16


                                   WM TRUST I
                                   WM TRUST II
                  WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                                WM VARIABLE TRUST

                                POWER OF ATTORNEY


        Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable any of WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC, or WM Variable Trust (collectively, the "Registrants") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Registrant's Registration Statement(s) on Forms N-1A and N-14 pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee of each Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




/s/ David E. Anderson                          /s/ Wayne L. Attwood, M.D.
--------------------------------               --------------------------------
David E. Anderson                              Wayne L. Attwood, M.D.

/s/ Arthur H. Bernstein, Esq.                  /s/ Kristianne Blake
--------------------------------               --------------------------------
Arthur H. Bernstein, Esq.                      Kristianne Blake

/s/ Edmond R. Davis, Esq.                      /s/ John W. English
--------------------------------               --------------------------------
Edmond R. Davis, Esq.                          John W. English

/s/ Anne V. Farrell                            /s/ Carrol R. McGinnis
--------------------------------               --------------------------------
Anne V. Farrell                                Carrol R. McGinnis


/s/ Alfred E. Osborne, Jr. Ph.D.               /s/ Michael K. Murphy
--------------------------------               --------------------------------
Alfred E. Osborne, Jr. Ph.D.                   Michael K. Murphy

/s/ Daniel L. Pavelich                         /s/ William G. Papesh
--------------------------------               --------------------------------
Daniel L. Pavelich                             William G. Papesh

/s/ Morton O. Schapiro                         /s/ Jay Rockey
--------------------------------               --------------------------------
Morton O. Schapiro                             Jay Rockey

/s/ Richard C. Yancey
--------------------------------
Richard C. Yancey



Date:  June 6, 2000